EXHIBIT (8e)(i)

AMENDMENT NO. 10

PARTICIPATION AGREEMENT

The Participation Agreement, made and entered into as of the 17th day of February, 1998, and amended on December 11, 1998, March 15, 1999, April 17, 2000, May 1, 2000, May 1, 2001, September 1, 2001, April 1, 2002, August 14, 2003 and December 31, 2003, (the "Agreement"), by and among AIM Variable Insurance Funds, a Delaware business trust, A I M Distributors, Inc., a Delaware corporation, Sun Life Assurance Company of Canada (U.S.), a Delaware life insurance company, and Clarendon Insurance Agency, Inc., a Massachusetts corporation, is hereby amended as follows:

Schedule A of the Agreement is deleted in its entirety and replaced with the following:

SCHEDULE A

FUNDS AVAILABLE UNDER THE POLICIES	SEPARATE ACCOUNTS UTILIZING THE FUNDS	CONTRACTS FUNDED BY THE SEPARATE ACCOUNTS
Series (I) shares AIM V.I. Capital Appreciation Fund AIM V.I. Growth Fund AIM V.I. Core Equity Fund AIM V.I. International Growth Fund	Sun Life of Canada (U.S.) Variable Account F	FUTURITY VARIABLE AND FIXED ANNUITY CONTRACT FUTURITY FOCUS VARIABLE AND FIXED ANNUITY CONTRACT
Series (I) shares AIM V.I. Capital Appreciation Fund AIM V.I. Growth Fund AIM V.I. Core Equity Fund AIM V.I. International Growth Fund AIM V.I. Premier Equity Fund	Sun Life of Canada (U.S.) Variable Account F
  FUTURITY II VARIABLE AND FIXED ANNUITY CONTRACT
  FUTURITY III VARIABLE AND FIXED ANNUITY CONTRACT
  FUTURITY FOCUS II VARIABLE AND FIXED ANNUITY CONTRACT
  FUTURITY ACCOLADE VARIABLE AND FIXED ANNUITY CONTRACT
  FUTURITY SELECT FOUR VARIABLE AND FIXED ANNUITY CONTRACT

Series (I) shares AIM V.I. Capital Appreciation Fund AIM V.I. Growth Fund AIM V.I. Core Equity Fund AIM V.I. International Growth Fund	Sun Life of Canada (U.S.) Variable Account I	FUTURITY VARIABLE UNIVERSAL LIFE INSURANCE POLICIES FUTURITY SURVIVORSHIP VARIABLE UNIVERSAL LIFE INSURANCE POLICIES
Series (I) shares AIM V.I. Capital Appreciation Fund AIM V.I. Growth Fund AIM V.I. Core Equity Fund AIM V.I. International Growth Fund AIM V.I. Premier Equity Fund	Sun Life of Canada (U.S.) Variable Account I
  FUTURITY SURVIVORSHIP II VARIABLE UNIVERSAL LIFE INSURANCE POLICIES
  FUTURITY PROTECTOR VARIABLE UNIVERSAL LIFE INSURANCE POLICIES
  FUTURITY ACCUMULATOR VARIABLE UNIVERSAL LIFE INSURANCE POLICIES
  FUTURITY ACCUMULATOR II VARIABLE UNIVERSAL LIFE INSURANCE POLICIES
  FUTURITY PROTECTOR II VARIABLE UNIVERSAL LIFE INSURANCE POLICIES

Series (I) shares AIM V.I. Capital Appreciation Fund AIM V.I. Premier Equity Fund	Sun Life of Canada (U.S.) Variable Account G	SUN LIFE CORPORATE VARIABLE UNIVERSAL LIFE INSURANCE POLICIES
Series (I) shares AIM V.I. Capital Appreciation Fund AIM V.I. Growth Fund AIM V.I. Core Equity Fund AIM V.I. International Growth Fund AIM V.I. Premier Equity Fund	Sun Life of Canada (U.S.) Variable Account G	FUTURITY CORPORATE VARIABLE UNIVERSAL LIFE INSURANCE POLICIES
Series (II) shares AIM V.I. Capital Appreciation Fund AIM V.I. Growth Fund AIM V.I. Core Equity Fund AIM V.I. International Growth Fund AIM V.I. Premier Equity Fund	Sun Life of Canada (U.S.) Variable Account F	FUTURITY SELECT FOUR PLUS FUTURITY SELECT SEVEN FUTURITY SELECT FREEDOM FUTURITY SELECT INCENTIVE
Series (II) shares AIM V.I. Capital Appreciation Fund AIM V.I. International Growth Fund AIM V.I. Premier Equity Fund	Sun Life of Canada (U.S.) Variable Account F	ALL-STAR ALL-STAR TRADITIONS ALL-STAR FREEDOM ALL-STAR EXTRA
Series (I) Shares AIM V.I. Capital Appreciation Fund AIM V.I. Premier Equity Fund	Keyport Variable Account A	KEYPORT ADVISOR CHARTER
Series (I) shares AIM V.I. Capital Appreciation Fund AIM V.I. Growth Fund AIM V.I. Premier Equity Fund	Keyport Variable Account A	KEYPORT ADVISOR OPTIMA
Series (I) shares AIM V.I. Capital Appreciation Fund AIM V.I. Growth Fund AIM V.I. International Growth Fund	Keyport Variable Account A	KEYPORT ADVISOR VISTA
Series (I) shares AIM V.I. Capital Appreciation Fund AIM V.I. International Growth Fund AIM V.I. Premier Equity Fund	Keyport Variable Account A	KEYPORT CHARTER KEYPORT VISTA KEYPORT OPTIMA KEYPORT LATITUDE

AIM VARIABLE INSURANCE FUNDS

Attest: __________________________________	By: __________________________________
Name: Nancy L. Martin	Name: Carol F. Relihan
Title: Assistant Secretary	Title: Senior Vice President

A I M DISTRIBUTORS, INC.

Attest: __________________________________	By:__________________________________
Name: Nancy L. Martin	Name: Michael J. Cemo
Title: Assistant Secretary	Title: President

SUN LIFE ASSURANCE COMPANY OF
CANADA (U.S.)

Attest: _____________________________	By:____________________________________
Name: Maura Murphy	For the President
Title: Senior Counsel	Name: Philip K. Polkinghorn
Title: Vice President, Annuities Division

By:____________________________________
For the Secretary
Name: Edward M. Shea
Title: Assistant Vice President and Senior Counsel

CLARENDON INSURANCE AGENCY, INC.

Attest: ______________________________	By: __________________________________
Name: Maura Murphy	For the President
Title: Senior Counsel	Name: George E. Maden
Title: Secretary and Clerk

By:____________________________________
For the Secretary
Name: William T. Evers
Title: Assistant Secretary